UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 8, 2022

Commission File Number: 000-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of incorporation or organization )	(I.R.S. Employer Identification Number)

2002 Papa Johns Boulevard

Louisville, Kentucky 40299-2367

(Address of principal executive offices)

(502) 261-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 8, 2022, Papa John’s International, Inc. (the “Company”) filed a shelf registration statement on Form S-3ASR (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) in order to maintain an effective shelf registration statement.

On the same date, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to the prospectus (together with the Resale Prospectus Supplement, the “Resale Prospectus”) that forms a part of the Registration Statement registering the resale from time to time of shares of the Company’s common stock (the “Resale Shares”) by the selling stockholders identified in the Resale Prospectus Supplement. Any such resales will be made under the Registration Statement and the Resale Prospectus. The Resale Prospectus supersedes the prospectus supplements and the accompanying prospectus previously filed by the Company with respect to the Resale Shares and relating to the Company’s prior shelf registration statement. The Company is filing herewith a copy of the opinion of Hogan Lovells US LLP regarding the legality of the Resale Shares, attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

The Company is not offering for sale any shares of common stock in the Resale Prospectus, and the Company will not receive any proceeds from the sale of any Resale Shares by the selling stockholders from time to time pursuant to the Resale Prospectus.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
5.1	Opinion of Hogan Lovells US LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: August 8, 2022	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Legal & Risk Officer and Corporate Secretary